POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Bernard Brochand
Dated:  March 25, 1996                            -----------------------------
                                                      Bernard Brochand

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Robert J. Callander
Dated:  March 25, 1996                            -----------------------------
                                                      Robert J. Callander

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ James A. Cannon
Dated:  March 25, 1996                            -----------------------------
                                                      James A. Cannon

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Leonard S. Coleman, Jr.
Dated:  March 25, 1996                            -----------------------------
                                                      Leonard S. Coleman, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Peter I. Jones
Dated:  March 25, 1996                            -----------------------------
                                                      Peter I. Jones

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ John R. Purcell
Dated:  March 25, 1996                            -----------------------------
                                                      John R. Purcell

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Keith L. Reinhard
Dated:  March 25, 1996                            -----------------------------
                                                      Keith L. Reinhard

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Allen Rosenshine
Dated:  March 25, 1996                            -----------------------------
                                                      Allen Rosenshine

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Gary L. Roubos
Dated:  March 25, 1996                            -----------------------------
                                                      Gary L. Roubos

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Quentin I. Smith, Jr.
Dated:  March 25, 1996                            -----------------------------
                                                      Quentin I. Smith, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Robin B. Smith
Dated:  March 25, 1996                            -----------------------------
                                                      Robin B. Smith

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ William G. Tragos
Dated:  March 25, 1996                            -----------------------------
                                                      William G. Tragos

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Barry J. Wagner, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ended December 31, 1995 including any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Egon P.S. Zehnder
Dated:  March 25, 1996                            -----------------------------
                                                      Egon P.S. Zehnder